UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2006
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                      33-18978                22-1441806
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


       728 Garden St
Carlstadt, New Jersey 07072                              (201) 933-1600
   (Address of principal                         (Registrant's telephone number,
    executive offices)                                 including area code)



                                 Not Applicable

         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240. 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240. 14e-4(c))



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Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

           On June 14, 2006, the Board of Directors approved the appointment of Jeffrey C. O'Hara as Chief Operating Officer. Mr. O'Hara (48), the son-law of the Company's CEO, has served as a Director of the Company since 1998 and Vice President since August 2005. Mr. O'Hara has an annual salary of $108,000. Mr. O'Hara was a Financial Consultant from 2001, and CFO/President of Alarm Security Group from 1999-2000. (Press Release attached).


Section 8. Other Events

Item 8.01  Other Events

           On June 19, 2006 Tel-Instrument Electronics Corp announced that it has received a $407,000 order for 14 TR-401 test sets from a major military airframe manufacturer. These units are scheduled to be shipped in the second and third quarters of the current fiscal year. (Press release attached).



                                    SIGNATURE
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                                TEL-INSTRUMENT ELECTRONICS CORP


Date: June 20, 2006                             By /s/ Harold K. Fletcher
                                                   -----------------------------
                                                   Harold K. Fletcher
                                                   Chairman and President









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